Income Taxes (Details) - Schedule of statutory federal tax and the total income tax expense - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Schedule Of Statutory Federal Tax And The Total Income Tax Expense Abstract
Federal statutory rate	$ (3,176,802)	$ (1,510,748)
State income taxes, net
Change in valuation allowance	3,783,112	2,218,615
PPP Loans forgiveness	(331,485)	(331,485)
Research & development tax credit	(282,774)	(379,073)
Other, net	7,949	2,691
Total income tax expense